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                                                                    EXHIBIT 23.4

                                 KNECHT & HANSEN
                    A PARTNERSHIP OF PROFESSIONAL CORPORATIONS
                                ATTORNEYS AT LAW
                           1201 DOVE STREET, SUITE 900
                         NEWPORT BEACH, CALIFORNIA 92660
                            TELEPHONE (714) 851-8070


                               CONSENT OF COUNSEL


                  As legal counsel to Corporate Bank, we consent to all references to Knecht & Hansen included in this Registration Statement on Form S-4.


Dated:   November 10, 1995

                                                KNECHT & HANSEN